Exhibit 99.2

Copyright 2019 CPI Card Group Third Quarter 2019 Earnings Conference Call November 6, 2019

Copyright 2019 CPI Card Group Safe Harbor Forward-Looking Statements: Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “1933 Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The words “believe,” “estimate,” “project,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. We are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated. These risks and uncertainties include, but are not limited to: our substantial indebtedness, including the inability to make debt service payments or refinance such indebtedness; the restrictive terms of our credit facility and covenants of future agreements governing indebtedness and the resulting restraints on our ability to pursue our business strategies; our limited ability to raise capital in the future; system security risks, data protection breaches and cyber-attacks and possible exposure to litigation and/or regulatory penalties under applicable data privacy and other laws for failure to prevent such incidents; interruptions in our operations, including our information technology systems, or in the operations of the third parties that operate the data centers or computing infrastructure on which we rely; our failure to maintain our listing on the NASDAQ Capital Market; our inability to adequately protect our trade secrets and intellectual property rights from misappropriation or infringement, claims that our technology is infringing on the intellectual property of others, and risks related to open source software; defects in our software; problems in production quality and process; our failure to retain our existing customers or identify and attract new customers; a loss of market share or a decline in profitability resulting from competition; our inability to recruit, retain and develop qualified personnel, including key personnel; our inability to sell, exit, reconfigure or consolidate businesses or facilities that no longer meet with our strategy; our inability to develop, introduce and commercialize new products; the effect of legal and regulatory proceedings; developing technologies that make our existing technology solutions and products less relevant or a failure to introduce new products and services in a timely manner; quarterly variation in our operating results; our inability to realize the full value of our long-lived assets; our failure to operate our business in accordance with the PCI Security Standards Council (“PCI”) security standards or other industry standards such as Payment Card Brand certification standards; costs relating to the obligatory collection of sales tax and claims for uncollected sales tax in states that impose sales tax collection requirements on out-of-state companies; disruption or delays in our manufacturing operations or supply chain; a decline in U.S. and global market and economic conditions and resulting decreases in consumer and business spending; costs relating to product defects and any related product liability and/or warranty claims; maintenance and further imposition of tariffs and/or trade restrictions on goods imported into the United States; our dependence on licensing arrangements; non-compliance with, and changes in, laws in the United States and in foreign jurisdictions in which we operate and sell our products; risks associated with the controlling stockholders’ ownership of our stock; and other risks that are described in Part I, Item 1A – Risk Factors of our Form 10-K and our other reports filed from time to time with the Securities and Exchange Commission (the “SEC”). Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018 and other reports filed from time to time with the SEC. CPI Card Group Inc. undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise.

Copyright 2019 CPI Card Group Business Summary Scott Scheirman President and CEO

Copyright 2019 CPI Card Group 4 Third Quarter and First Nine Months 2019 Highlights * Financial results included in this presentation for all periods reflect continuing operations. ** See Appendix for definitions of our Non-GAAP financial measures and reconciliations to the most comparable GAAP financial measures. Highlights from Continuing Operations* • Solid execution against our plan. • Net sales increased year over year by 1% for Q3 and 10% for the year to date 2019, respectively. Net sales excluding Canada** increased 3% and 13%, respectively. • Net loss from continuing operations of $0.7 million and $2.2 million for Q3 and year-to-date 2019 • Year-over-year improvements of 40% and 71% for Q3 and year-to-date, respectively. • Year-to-date results include a cash litigation settlement gain of $6 million. • Adjusted EBITDA** for Q3 2019 was $12.3 million, an increase of 34% year over year. • Adjusted EBITDA** for the year to date 2019 was $28.8 million, up 31% year over year, and excludes the $6 million litigation settlement gain.

Copyright 2019 CPI Card Group 5 Strategic Priorities Deep Customer Focus Market-Leading Quality Products & Customer Service Market- Competitive Business Model Continuous Innovation

Copyright 2019 CPI Card Group 2019 Strategy: Growth Through Targeted Initiatives 6 Four Strategic Priorities to Foster Growth and Strengthen Our Platform Deep Customer Focus • Strengthen and deepen customer relationships • Deliver value and help our customers thrive Market-Leading Quality Products and Customer Service • Commitment to service and excellence, continually raising the bar on quality • Pursuing initiatives to ensure exceptional service, increased ease of doing business with CPI Market-Competitive Business Model • Driving efficiency and productivity throughout our business • Process improvements, operational automation, technology and equipment advancement Continuous Innovation • Partner with customers to enhance brands, achieve “top of wallet” status • Offer products and solutions to support customers’ initiatives to differentiate

Copyright 2019 CPI Card Group Summary 7 • We remain committed to our four strategic priorities, which we believe are key to delivering on our vision of being the partner of choice by providing market-leading quality products and customer service with a market competitive business model. • We are pleased with our results in the third quarter and year-to-date and our execution towards our vision.

Copyright 2019 CPI Card Group Financial Summary John Lowe Chief Financial Officer

Copyright 2019 CPI Card Group 9 Third Quarter and Year-to-Date 2019 Results Solid Execution Relative to Strategic Priorities* * Financial results included in this presentation for all periods reflect continuing operations. ** See Appendix for definitions of our Non-GAAP financial measures and reconciliations to the most comparable GAAP financial measures. • Net sales increased year over year by 1% for Q3 and 10% for the year to date 2019. Net sales excluding Canada** increased 3% and 13% year over year, respectively. • Increased gross margins in third quarter and year-to-date periods by 270 and 290 basis points, respectively. • Q3 income from operations of $8 million, up 70% year over year. Year to date income from operations, which includes a $6 million gain from the cash settlement of litigation in the second quarter, was $21.6 million, a year-over-year improvement both including and excluding this gain. • Q3 and year-to-date 2019 results benefited from net sales growth, the consolidation of personalization facilities, the divestment of non-core Canadian business, and more favorable product mix. ($ in millions) $71.7 $205.4 $71.0 $187.3 Q3 2018 Q3 2019 YTD 2018 YTD 2019 Net Sales $25.4 $69.3 $23.3 $57.6 Q3 2018 Q3 2019 YTD 2018 YTD 2019 Gross Profit Margin 32.8% 35.5% 30.8% 33.7%

Copyright 2019 CPI Card Group 10 Third Quarter and Year-to-Date 2019 Results Solid Execution Relative to Strategic Priorities* * Financial results included in this presentation for all periods reflect continuing operations. ** See Appendix for definitions of our Non-GAAP financial measures and reconciliations to the most comparable GAAP financial measures. • Year-over-year improvement in net loss for Q3 and year to date. Year-to-date period includes $6 million cash gain from litigation settlement in second quarter. • Adjusted EBITDA** was up 34% in Q3 2019 and up 31% in the first nine months of 2019 compared with the same periods in 2018. Adjusted EBITDA excludes the cash litigation settlement gain for the year-to-date period. • Year-to-date Adjusted EBITDA** of $28.8 million is already 6% higher than the full year 2018 Adjusted EBITDA of $27.1 million. ($ in millions) -$0.7 -$2.2 -$1.1 -$7.6 Q3 2018 Q3 2019 YTD 2018 YTD 2019 Net Loss from Continuing Operations $12.3 $28.8 $9.1 $22.0 Q3 2018 Q3 2019 YTD 2018 YTD 2019 Adjusted EBITDA**

Copyright 2019 CPI Card Group 11 U.S. Debit and Credit • Third quarter: • Net sales of $51.5 million, up 7% year over year • Income from operations of $8.9 million, up 36% from $6.5 million in Q3 2018 • Year to date: • Net sales of $151.5 million, up 17% year over year • Income from operations of $24.6 million, up 57% from $15.7 million same period of 2018 U.S. Prepaid Debit • Third quarter: • Net sales of $20.5 million, down 3% year over year • Income from operations of $7.8 million, down 7% from $8.4 million in Q3 2018 • Year to date: • Net sales of $53.2 million, up 2% year over year • Income from operations of $18.5 million, up 9% from $16.9 million year-to-date in 2018 Segment Results

Copyright 2019 CPI Card Group Financial Results 12 Debt and Liquidity • Revolver Borrowing Availability of $20 million; Liquidity** of $34.3 million • Term Loan matures August 17, 2022; Revolver matures August 17, 2020 * See Appendix for definitions of our Non-GAAP financial measures and reconciliations to the most comparable GAAP financial measures. ** Equal to cash and cash equivalents at the end of the period plus $20.0 million available under CPI’s revolving credit facility. Available borrowings under CPI’s revolving credit facility limited to $20 million above 7.0x Net Leverage Ratio.

Copyright 2019 CPI Card Group Appendix

Copyright 2019 CPI Card Group Non-GAAP Measures 14 Non-GAAP Financial Information In addition to financial results reported in accordance with U.S. generally accepted accounting principles (GAAP), we have provided the following non-GAAP financial measures in this presentation, all on a continuing operations basis: Income from Operations Excluding Litigation Settlement Gain, Operating Margin Excluding Litigation Settlement Gain, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Free Cash Flow and Total Net Sales Excluding Canada. Income from Operations Excluding Litigation Settlement Gain is defined as income from operations adjusted for a litigation settlement gain the second quarter of 2019. Operating Margin Excluding Litigation Settlement Gain is defined as Income from Operations excluding litigation settlement gain as a percentage of total net sales for the period. The Company provides Income from Operations Excluding Litigation Settlement Gain and Operating Margin Excluding Litigation Settlement Gain because the Company believes these measures present a transparent view of our recurring operating performance and allow management to readily view operating trends, perform analytical comparisons and identify strategies to improve operating performance. Management also believes these measures are useful to investors in their analysis of our results of operations and provide improved comparability between fiscal periods. EBITDA represents earnings before interest, taxes, depreciation and amortization all on a continuing operations basis. Adjusted EBITDA is defined as EBITDA, adjusted for litigation and related charges incurred in connection with certain patent and shareholder litigation; a litigation settlement gain in the second quarter of 2019; stock-based compensation expense; restructuring and other charges; foreign currency gain or loss; and other items that are unusual in nature, infrequently occurring or not considered part of our core operations, as set forth in the reconciliation. EBITDA and Adjusted EBITDA should not be considered an alternative to net loss or loss before income taxes, cash flows from operating activities, or any other measure of financial performance calculated in accordance with GAAP, as those items are used to measure operating performance, liquidity or the ability to service debt obligations. The Company believes EBITDA and Adjusted EBITDA present a transparent view of our recurring operating performance and allow management to readily view operating trends, perform analytical comparisons, and identify strategies to improve operating performance. Management also believes these measures are useful to investors in their analysis of our results of operations and provide improved comparability between fiscal periods. EBITDA and Adjusted EBITDA as the Company defines them, may not be comparable to EBITDA and Adjusted EBITDA or similarly titled measures used by other entities. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Net Sales. We define Adjusted Free Cash Flow as cash flow from operations less capital expenditures adjusted for cash received from a litigation settlement gain in the second quarter of 2019. We use this metric in analyzing our ability to service and repay our debt and to forecast future periods. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service our debt. Further, management and various investors use the ratio of total debt, plus capital lease obligations, plus unreimbursed letters of credit, less cash to last twelve months (LTM) Adjusted EBITDA, or “Net Leverage Ratio,” as a measure of our financial strength and ability to incur incremental indebtedness when making key investment decisions and evaluating us against peers. Net Leverage Ratio is defined in our First Lien Credit Facility. Available liquidity is considered cash plus available revolver both as of the end of the period. Weighted Average Effective Interest Rate is computed as interest expense for the quarter divided by debt of $312.5 million multiplied by four. Total Net Sales Growth Excluding Canada is a computation of the change in the Company’s Net Sales over the prior year period, excluding the net sales attributable to the Canadian operations, which were sold on April 1, 2019. The sale of the Canadian operations excluded the portion of the business relating to Financial Payment Cards, which migrated to the Company’s operations in the U.S. or to other service providers in 2019. Investors are encouraged to review the reconciliation of these historical non-GAAP measures to their most directly comparable GAAP financial measures included herein. Additional information relating to certain financial measures, including our Non-GAAP financial measures, is available in our most recent earnings release and on our website at http://investor.cpicardgroup.com

Copyright 2019 CPI Card Group Non-GAAP Measures 15 Reconciliation (1) Represents net legal costs incurred in connection with certain patent and shareholder litigation. (2) Represents primarily employee and lease termination costs incurred in connection with the decision to consolidate three personalization operations in the United States to two facilities. (3) Relates to the settlement of litigation in Q2 2019. This litigation has been disclosed in CPI’s SEC filings since CPI brought the complaint in 2017, and details of the settlement are disclosed in CPI’s Form 10-Q for the period ended June 30, 2019. (4) Foreign currency loss includes the release of the cumulative translation adjustment from the balance sheet to the statement of operations done in connection with the disposition of CPI’s Canadian subsidiary during the second quarter of 2019.

Copyright 2019 CPI Card Group Non-GAAP 16 Reconciliation (1) Relates to the settlement of litigation in Q2 2019. This litigation has been disclosed in CPI’s SEC filings since CPI brought the complaint in 2017, and details of the settlement are disclosed in CPI’s Form 10-Q for the period ended June 30, 2019.

Copyright 2019 CPI Card Group Non-GAAP 17 Reconciliation (1) Represents net legal costs incurred in connection with certain patent and shareholder litigation. (2) Represents primarily employee and lease termination costs incurred in connection with the decision to consolidate three personalization operations in the United States to two facilities. (3) Relates to the settlement of litigation in Q2 2019. This litigation has been disclosed in CPI’s SEC filings since CPI brought the complaint in 2017, and details of the settlement are disclosed in CPI’s Form 10-Q for the period ended June 30, 2019. (4) Foreign currency loss includes the release of the cumulative translation adjustment from the balance sheet to the statement of operations done in connection with the disposition of CPI’s Canadian subsidiary during the second quarter of 2019.

Copyright 2019 CPI Card Group Non-GAAP 18 Reconciliation

Copyright 2019 CPI Card Group Non-GAAP 19 Reconciliation (1) Relates to the settlement of litigation in Q2 2019. This litigation has been disclosed in CPI’s SEC filings since CPI brought the complaint in 2017, and details of the settlement are disclosed in CPI’s Form 10-Q for the period ended June 30, 2019. (2) Canada sales were included in the Other segment during 2018 and the first quarter of 2019. The Canadian subsidiary was sold April 1, 2019. The sale agreement excluded the portion of the business relating to Financial Payment Cards, which migrated to CPI’s U.S. operations or to other services providers in 2019. The Canada-related sales shown represent net sales in the second and third quarter of 2019 for the Financial Payment Card business that migrated to CPI’s operations in the U.S. in 2019.